Midas FUND

DISCOVERING  Opportunities

1998 ANNUAL REPORT

REPORTFROM THE  PORTFOLIO MANAGER

We are very pleased to welcome the many new shareholders who have joined Midas, and to note that many shareholders have taken advantage of lower prices to add to their investment.

            The past year proved to be one of the most difficult for many years in the gold sector. In late August the gold price fell to a nineteen year low of $272, before rallying to $300 as the Long Term Capital Management hedge fund crisis broke. The subsequent rescue by a consortium of banks restored stability to the financial markets, and gold subsequently fell back to the $280 level.

            The weak gold price had a severely negative impact on prices of gold mining shares. Gold stock indices declined by more than 30% as even the major quality producers fell sharply, while smaller producers and development capital companies were particularly hard hit. Many stocks fell to multi-year lows before showing some recovery. Reflecting these conditions, shares of the Fund declined 28.44% for the year.

            Despite the vagaries of the market, the condition of the gold mining industry continues to improve. Significant consolidation has taken place in the South African industry, whereby numerous individual mines have been merged into Anglogold, and Gold Fields Ltd. This has enhanced productivity, reduced costs, and boosted profitability. A near 20% devaluation of the South African rand in July also materially increased revenues. In light of the considerably improved outlook for the South African mines, the portfolio weighting was increased to over 20%.

            Similarly, consolidation is underway in North America and Australia, although in the form of acquisitions. The majors have been aggressive in the acquisition of companies with proven reserves, the value or potential of which is not being fully recognized by the investment market. Notable deals over the past year include Homestake's acquisition of Plutonic Resources in Australia, and Placer Dome's offer for Getchell Gold - the latter at more than a 100% premium to market price! Placer's offer to joint venture the Western Areas South Deep project in South Africa is the first significant investment by a foreign mining company in a South African gold operation, expressing confidence in the future of the gold sector in that country. These companies are core holdings in Midas. Should the gold market remain subdued, more of this activity can be expected.

            Exposure to platinum group metals was increased during the year. Robust demand from the auto catalyst industry, coupled with supply problems in Russia, resulted in both platinum and palladium prices trading at a premium to the gold price. The holdings in Stillwater Mining and Impala were increased to bring exposure to platinum to close to 10% of assets. These companies are experiencing record profitability.

            The portfolio has undergone a restructuring over the past year. Exposure to junior development companies is now less than 5%, considering that this sector will require significantly higher gold prices to come to life again. The majority of the portfolio is in quality major and medium size producing companies that have streamlined their operations and are generating positive cash flow at current depressed gold prices. This bodes well for the performance of these companies on any improvement in the gold price.

            We remain dedicated to the consistent, disciplined process we have established for Midas Fund, and appreciate your confidence and support.

Sincerely,


Kjeld Thygesen

10 Largest Holdings as of December 31, 1998

1) Stillwater Mining
The only palladium and platinum mining company in the United States. Currently benefiting from the high prices for these metals, with plans to further expand production.
2) Meridian Gold Inc.
Operates two mines in the U.S., Beartrack and Jerrit Canyon, but future potential lies in the exciting El Penon project in Chile. This is a high grade project which will have very low costs.
3) Getchell Gold Corp.
Over the past few years, the Getchell property in Nevada has developed into one of the major success stories of North American gold mining, resulting in the company receiving an offer from Placer Dome at more than 100% premium to the market price.
4) Anglogold Ltd.
This South African company is the world's largest gold producer and owner of undeveloped gold reserves.
5) Normandy Mining
Australia's largest gold mining company, with outstanding international operations. Production is substantially hedged at attractive prices.
6) Newmont Mining Corp.
The largest of the North American producers, with a globally diversified spread of low cost gold operations. Production is unhedged, which should generate outperformance on higher gold prices.
7) Delta Gold NL
A leading Australian gold producer with operations in the Granny Smith and Kanowna Bell mines. Future growth potential from the exciting Sunrise Dam and Wallaby Projects.
8) Rio Narcea Gold Mines
Emerging gold producer. Its new mine in Spain began operations in 1998.
9) Gold Fields Ltd.
The second largest but lowest cost producer in South Africa after Anglogold. Growth will come through expansion of intemational operations.
10) Homestake Mining
The oldest gold producing company in the United States, with expanding international production as well. Generally does not hedge the future price of its gold production.

COMMENTS from the Strategic Advisor
                                                              Feruary 15th, 1999

            Even though the gold price ended 1998 virtually unchanged from where it began the year, it was buffeted by a number of factors. Together, these generally had a bearish influence on the gold price, which in August briefly touched a nineteen year low, and ended the year at $288.10 per ounce.

            Perhaps the biggest factors adversely affecting the gold price last year were the declines in most commodity prices, and the price of crude oil in particular. These declines helped restrain the rate of inflation, and the Producer Price Index was basically unchanged last year, while the Consumer Price Index rose only 1.6%.

M3 Money Supply Growth at 16-Year High
            Evidence that inflation remains a threat, however, is the rapid growth of M3, a broad definition of the total quantity of dollars in circulation. The Federal Reserve reported that M3 grew by 11.3% in 1998, the highest rate of monetary growth since the 12 months ending April 1982, during which period the inflation rate was 6.6%. Unless commodity prices remain weak, rapid monetary expansion will put upward pressure on the inflation rate, as will a decline in the exchange rate of the dollar.

            The strength of the dollar was called into question during 1998. In June, the U.S. Treasury intervened to halt the dollar's rise against the Japanese yen, which since then has gained more than 20% against the dollar. Further evidence that the trend for the dollar may be turning for the worse can be made by comparing the dollar's rate of exchange to the major European currencies. For the first time in three years, the dollar in 1998 failed to trade at an exchange rate above the highest level it reached in the previous year.

            However, the dollar remained strong in 1998 in a few selective areas, most notably against those countries whose currencies were pummeled in the Asian crisis. The dollar also remained strong against the currencies of countries which are commodity exporters. In particular, the dollar rose against the currencies of Australia, Canada and South Africa, which did have some impact on Midas Fund.

            Nevertheless, investing internationally remains an important strategy of Midas Fund because a broad geographic mix provides useful and prudent diversification, enabling the worldwide deployment of assets in companies perceived to offer the most value and best opportunity for share price appreciation. For example, Anglogold Ltd. of South Africa is the second largest holding in the Midas Fund. It is the largest gold mining company in the world, with twice the production and three to four times the reserves of its North American counterparts. It also pays a healthy dividend. Yet Anglogold commands only one-third of the market capitalization of the large North American gold mining companies, seemingly making Anglogold relatively undervalued.

            The Holdings by Operations chart above shows the worldwide scope of the operations of the companies within Midas Fund's portfolio, with the largest exposure to the United States at 38.7% of the portfolio followed by companies whose principal operations are in South Africa at 22.2%. The other chart clearly shows the emphasis on quality major and medium size producing companies.

            Equity markets in much of the world remained strong in 1998, diverting investor attention away from the precious metals. Nevertheless, recent reports by Gold Fields Mineral Services Ltd. indicate that the demand for gold remains strong, and in continuation of a multi-year trend, is still outstripping the supply of gold from new production. This imbalance could cause the gold price to rise.

Sincerely,


James Turk

Rio Narcea Gold Mines, Ltd.

Rio Narcea commenced production at the El Valle gold mine in February 1998, in an area first mined some 2000 years ago by the Romans. Spanish geologists rediscovered the gold deposits in 1993. Five years of development and drilling defined a geological reserve of two million ounces of gold in three open pit deposits.

With a strong production growth profile and favorable cost structure, we believe Rio Narcea is destined to become Europe's largest gold producer, and a rewarding investment to its shareholders.


Schedule of Portfolio Investments
December 31, 1998

Shares                                                              Market Value
                        Common Stocks and Warrants  (99.6%)

               North America (58.0%)
2,445,800      AMT International Mining Corp.* (2)                  $    399,379
  896,200      Argosy Mining Corp.*                                       87,805
3,114,600      Armada Gold Corp.* (2)                                    152,577
   50,000      ASA Limited                                               778,125
  385,000      Attwood Gold Corp.*                                       123,220
1,186,000      Aurizon Mines Ltd.*                                       542,260
  208,000      Battle Mountain Gold Co.                                  858,000
  430,000      Boliden Ltd.*                                           1,081,319
2,600,000      B.Y.G. Natural Resources Inc.* (2)                        118,877
  230,000      Cambior Inc.                                            1,134,226
  850,000      Campbell Resources Inc.*                                  212,500
1,231,000      Canyon Resources Corp.*                                   307,750
  228,571      Claude Resources, Inc.*                                   216,478
  294,000      Cornucopia Resources Ltd.*                                  8,641
2,079,500      Dayton Mining Corporation*                                461,809
  459,300      Eldorado Gold Corp.*                                      120,000
   63,900      Etruscan Resources Inc.*                                   25,460
1,810,000      Fairmile Gold Corp.* (2)                                   70,934
1,259,500      Fairstar Explorations Inc.* (2)                            98,720
  108,000      Franco-Nevada Mining Corp. Ltd.                         2,070,411
  200,000      Freeport-McMoRan Copper & Gold A*                       1,937,500
  200,500      Getchell Gold Corp.*                                    5,463,625
  113,700      Gitennes Exploration Inc.*                                 22,280
  300,000      Glamis Gold Ltd.                                          562,500
  328,900      Golden Cycle Gold Corp.* (2)                            2,261,188
  500,000      Golden Knight Resources Inc.*                             146,963
  749,000      Golden Queen Mining Co. Ltd.*                             254,396
  370,000      Golden Star Resources Ltd.*                               393,125
  120,000      Gold Reserve Corp.*                                       142,500
1,525,000      Goldstake Explorations Inc.*                              169,334
3,285,000      Greenstone Resources Ltd.*                              1,711,720
  170,000      Greenstone Resources Ltd. Warrants*                        49,967
  523,800      High River Gold Mines Ltd.*                               201,856
  281,800      Homestake Mining Co.                                    2,589,038
  400,000      Jordex Resources, Inc.*                                   117,570
  100,000      Kenrich Mining Corp.*                                      13,063
  300,000      Kenrich Mining Corp. Units*                                39,190
  330,000      Kinross Gold Corp.*                                       760,875
  104,167      Lytton Minerals Ltd.*                                      11,567
  359,163      McWatters Mining Inc.*                                    179,465
  972,000      Meridian Gold Inc.*                                     5,713,912
  460,000      Metallica Resources, Inc.*                                216,329
  500,000      Minera Andes Inc. Special Warrants*                       212,280
  590,830      Miramar Mining Corp.*                                     501,685
1,000,000      Nelson Gold Corporation Ltd.*                              91,443
  412,400      Nevsun Resources Ltd.*                                    253,204
  193,775      Newmont Mining Corp.                                    3,500,061
  805,000      Oliver Gold Corp.*                                         63,096
  800,000      Ourominas Minerals Inc.*                                   33,965
1,225,000      Palmer Industries* (2)                                    280,046
  330,000      Pangea Goldfields Inc.*                                   420,314
  100,000      Placer Dome Inc.                                        1,150,000
1,768,330      Rio Narcea Gold Mines, Ltd.*                            2,945,292
  375,500      River Gold Mines Ltd.                                     981,058
  333,333      Sedex Mining Corp.*                                        13,063
  430,000      South American Gold & Copper Ltd.*                         12,639
  150,000      Stillwater Mining Company*                              6,150,000
2,000,000      Sunshine Mining and Refining Co.*                       1,000,000
  280,000      Tenke Mining Corp.*                                        58,524
1,552,500      Tombstone Explorations Co. Ltd.* (2)                      111,545
1,000,000      Vengold Inc.*                                             613,978
  680,947      Viceroy Resource Corp.*                                 1,067,454
4,437,400      Vista Gold Corp.* (2)                                     666,624
3,055,333      William Resources Inc.* (2)                               109,760
                                                                      52,062,485
               Australia (14.5%)
2,000,000      Delta Gold NL                                           3,033,040
  700,000      Emperor Mines Ltd.*                                       256,830
  255,000      Homestake Mining Co.*                                   2,342,813
4,750,000      Normandy Mining Ltd.                                    4,385,984
7,000,000      Normandy Mining Ltd. Warrants, expire 4/30/01*            513,660
3,500,000      Resolute Limited                                        2,461,288
                                                                      12,993,615
               China (.4%)
  400,000      San Kung Investment Corp. Units (1)                       333,333

               Ghana (2.5%)
  241,962      Ashanti Goldfields Co. Ltd. GDS                         2,268,394

               Mexico (2.8%)
  850,000      Industrias Penoles S.A.                                 2,540,131

               South Africa (21.4%)
  121,012      AngloGold Ltd.                                          4,734,624
   56,891      AngloGold Ltd. ADR                                      1,112,930
  150,000      Driefontein Consolidated Ltd.                             600,000
  170,000      Durban Roodeport Deep Ltd. ADR*                           467,500
  430,000      Durban Roodeport Deep Ltd.*                             1,182,500
  668,380      Durban Roodeport Deep Ltd. Warrants,
               expire 12/31/99*                                          325,087
  487,818      Gold Fields Ltd.*                                       2,691,581
   45,100      Gold Fields Ltd. ADR*                                     242,412
  210,700      Harmony Gold Mining Warrants*, expire 7/31/01             148,459
  500,000      Harmony Gold Mining Co. Ltd.*                           2,499,894
  120,000      Impala Platinum Holdings Ltd.                           1,590,000
  582,000      New East Daggafontein Mines Ltd.                          123,509
  500,000      Randfontein Estates Ltd.                                1,103,519
  169,909      Randgold Resources Ltd.*                                  424,772
  600,000      Western Areas Ltd.*                                     1,950,681
                                                                      19,197,468
               Total Common Stocks and Warrants
               (cost:  $215,503,158)                                  89,395,426
Contracts      Options (.4%)
    5,500      Harmony Gold Mining Co., expire 7/30/99
               (cost: $610,333)                                          387,530
               Total Investments (100.0%)                            $89,782,956
               (cost: $216,113,491)
               * Indicates non-income producing security.
               (1) Security is not publicly traded (see note 5).
                        (2) Affiliated company.

Statement of Assets and Liabilities
December 31, 1998

Assets:
  Investments at market value
              (cost: $216,113,491) (note 1) ........................ $89,782,956
  Cash .............................................................     215,160
  Foreign currencies ...............................................   2,470,022
  Receivables:
     Fund shares sold ..............................................     179,587
     Interest ......................................................      53,180
     Investment securities sold ....................................       6,387
  Other assets .....................................................      21,053
     Total assets ..................................................  92,728,345

Liabilities:
  Payables:
     Demand note payable to bank (note 4) ..........................   3,564,963
     Fund shares redeemed ..........................................     338,284
     Investment securities purchased ...............................     829,630
     Forward currency contract (note 5) ............................         563
  Accrued management and distribution fees .........................      80,404
  Accrued expenses .................................................      73,103
     Total liabilities .............................................   4,886,947

Net Assets:
  (Applicable to 58,174,800 outstanding shares:
   250,000,000 of $.01 par value authorized) ....................... $87,841,398
________________________________________________________________________________
   NET ASSET VALUE, OFFERING AND
   REDEMPTION PRICE PER SHARE
   ($87,841,398 / 58,174,800) ......................................       $1.51
________________________________________________________________________________
   At December 31, 1998, net assets consisted of:
   Paid-in capital .................................................$270,942,869
   Accumulated net realized loss on investments ....................(56,759,649)
   Net unrealized depreciation on investments
               and foreign currencies .............................(126,341,822)
                                                                     $87,841,398

Statement of Operations
Year Ended December 31, 1998

Investment Income:
   Dividends (net of $61,967 foreign tax expense) .................. $ 2,211,164
   Interest ........................................................     415,502
   Total investment income .........................................   2,626,666
Expenses
   Investment management (note 3) ..................................   1,018,983
   Transfer agent ..................................................     490,420
   Distribution (note 3) ...........................................     254,746
   Shareholder administration (note 3) .............................     170,317
   Custodian .......................................................     167,877
   Professional (note 3) ...........................................      79,808
   Printing ........................................................      74,527
   Registration (note 3) ...........................................      67,544
   Interest ........................................................      17,653
   Directors .......................................................      15,148
   Other ...........................................................      14,042
   Total expenses ..................................................   2,371,065
   Transfer agent credits (note 5) .................................    (19,684)
   Fee reductions (note 5) .........................................     (6,660)
   Net expenses ....................................................   2,344,721
   Net investment income ...........................................     281,945

Realized and Unrealized Loss on
Investments, Foreign Currencies, and Futures:
   Net realized loss from foreign currency and
          futures transactions .....................................   (307,036)
   Net realized loss from security transactions ....................(28,397,116)
   Unrealized depreciation of investments and
          foreign currencies during the period ..................... (6,280,375)
   Net realized and unrealized loss on investments
          and foreign currencies ...................................(34,984,527)
   Net decrease in net assets resulting
          from operations .........................................$(34,702,582)

Statements of Changes in Net Assets
For the Years Ended December 31,

Operations:                                                1998                          1997
 Net investment income (loss) ......................$     281,945                $  (1,132,867)
 Net realized loss from
          foreign currency and futures transactions .    (307,036)                   (1,267,776)
 Net realized loss from security transactions ......  (28,397,116)                  (24,033,256)
 Unrealized depreciation of investments and
          foreign currencies during the period .....   (6,280,375)                 (106,987,683)
   Net decrease in net assets resulting
          from operations ..........................  (34,702,582)                 (133,421,582)

Capital Share Transactions:
 Increase in net assets resulting from
          capital share transactions ...............   21,722,639                    33,786,396  (a)
   Total decrease in net assets ....................  (12,979,943)                  (99,635,186)

Net Assets:
 Beginning of period ...............................  100,821,341                  200,456,527
 End of period .....................................  $87,841,398                  $100,821,341

(a)  Transactions in capital shares were as follows:
                              1998                           1997
                      Shares         Value           Shares           Value
 Shares sold        53,935,734    $97,702,211      53,337,981     $191,963,387
 Shares redeemed  (43,523,746)   (75,979,572)    (44,503,491)    (158,176,991)
 Net increase       10,411,988    $21,722,639       8,834,490      $33,786,396

Notes to Financial Statements

Midas Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The investment objectives of the Fund are primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund seeks to achieve these objectives by investing 65% of its total assets primarily in (1) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (2) gold, silver and platinum bullion, as set forth in its prospectus. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. With respect to security valuation, investments in securities traded on a national securities exchange and securities traded on the Nasdaq National Market System ("NMS") are valued at the last quoted sales price on the day the valuations are made. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NMS, and bullion are valued at the mean between the last reported bid and asked prices. Foreign securities, currencies, and gold, platinum and silver coins are valued in U.S. dollars at prevailing exchange rates. Assets for which quotations are not readily available are valued as determined in good faith by or under the direction of the Board of Directors. Futures contracts are marked to market daily and the variation margin is recorded as an unrealized gain or loss. When a contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. Forward contracts are marked to market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Debt securities with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Premiums and discounts are amortized in accordance with income tax regulations. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all its taxable investment income and net capital gains, if any, after utilization of any capital loss carryforward, to its shareholders and therefore no Federal income tax provision is required. Based upon Federal income tax cost of $216,113,491, gross unrealized appreciation and gross unrealized depreciation were $6,618,227 and $132,948,762, respectively, at December 31, 1998. At
December  31,  1998,  the  Fund  had an  unused  capital  loss  carryforward  of approximately  $40,030,500 of which  $2,587,100,  $25,267,300,  and  $12,176,100 expires in 2004, 2005, and 2006, respectively.

The Fund retains Midas Management Corporation (the "Investment Manager") as its Investment Manager. Under the terms of the Investment Management Agreement, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% of net assets up to $200 million, .95% over $200 million up to $400 million, .90% over $400 million up to $600 million, .85% over $600 million up to $800 million, .80% over $800 million up to $1 billion and .75% over $1 billion. The Investment Manager has agreed to waive all or part of its fee or reimburse the Fund monthly if and to the extent the aggregate operating expenses of the Fund exceed the most restrictive limit imposed by any state in which shares of the Fund are qualified for sale, although currently the Fund is not subject to any such limits. Pursuant to the Investment Management Agreement, the Investment Manager retains Lion Resource Management Limited (the "Subadviser") regarding portfolio investments. Pursuant to the Subadvisory agreement, the Subadviser advises and consults with the Investment Manager regarding the selection, clearing and safekeeping of the Fund's portfolio investments and assists in pricing and generally monitoring such investments. The Subadviser also provides the Investment Manager with advice as to allocating the Fund's portfolio assets among various countries, including the United States and among equities, bullion and other types of investments, including recommendations of specific investments. The Investment Manager, not the Fund, pays the Subadviser monthly a percentage of the Investment Manager's net fees based upon the Fund's performance and net assets. Certain officers and directors of the Fund are officers and directors of the Investment Manager and Investor Service Center, Inc. (the "Distributor"). For the year ended December 31,

1998, an affiliate of the Investment Manager received commissions of $29,119 for brokerage services. The Fund reimbursed the Investment Manager $50,160 for providing certain administrative and accounting services at cost during the year ended December 31, 1998. The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan, the Fund pays the Distributor an amount up to one-quarter of one percent per annum of the Fund's average daily net assets as compensation for distribution and service activities. The fee is intended to cover personal services provided to shareholders in the Fund and maintenance of shareholder accounts and all other activities and expenses primarily intended to result in the sale of the Fund's shares. Investor Service Center also received $170,317 for shareholder administration services which it provided to the Fund at cost during the year ended December 31, 1998. In addition, the Fund paid $135,453 to Investor Service Center, which remitted such amount to certain no-transaction fee brokers for transfer agent services.

The Fund has a bank line of credit for leveraging and temporary or emergency purposes. At December 31, 1998, the balance outstanding was $3,564,963 and the interest rate was equal to the Federal Reserve Funds Rate plus 1.00 percentage point. For the year ended December 31, 1998, the weighted average interest rate was 6.18% based on the balances outstanding during the period and the weighted average amount outstanding was $350,353.

The Fund has entered into an arrangement with its transfer agent and custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses. During the period, the Fund's transfer agent fees and custodian fees were reduced by $19,684 and $6,660, respectively, under such arrangements. Purchases and proceeds of sales of securities other than short term investments and bullion aggregated $56,884,054 and $25,756,225, respectively, during the year ended December 31, 1998.

On December 31, 1998, the Fund held certain securities which are not publicly traded and valued at fair value as determined in good faith by or under the direction of the Board of Directors. Dates of acquisition and cost of such securities are as follows:
                                           Date of
         Units                           Acquisition        Cost         Value
400,000 San Kung Investment Corp. Units     2/4/97     $1,000,0000    $333,333


At December 31, 1998, the total value of such securities represented 0.38% of net assets.

A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. When the Fund purchases or sells foreign securities it customarily enters into a forward currency contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts. The Fund had the following forward currency contracts outstanding at December 31, 1998:

                                                     Settlement       Unrealized
Contracts to sell Foreign Currency   In Exchange for    Date            Loss
1,232,500 Mexican Pesos               U.S. $123,869    1/4/99          $(563)

Financial Highlights
                                                                                    Years Ended December 31,
                                                                 1998*           1997*           1996*          1995*         1994
Per Share Data
  Net asset value at beginning of period ................       2.11      $     5.15  $         4.25  $        3.32  $       4.16
  Income from investment operations:
     Net investment loss ................................         _            (.03)           (.05)          (.06)         (.05)
     Net realized and unrealized gain (loss) on
          investments ...................................       (.60)          (3.01)            .95           1.28          (.67)
                        Total from investment operations        (.60)          (3.04)            .90           1.22          (.72)
         Less distributions:
                 Distributions from net realized gains ..          _              _               _            (.29)         (.12)
                        Total distributions .............          _              _               _            (.29)         (.12)
         Net asset value at end of period ...............   $   1.51      $     2.11  $         5.15  $        4.25  $       3.32

TOTAL RETURN ............................................     (28.44)%        (59.03%)         21.22%         36.73%       (17.27)%
Ratios/Supplemental Data
   Net assets at end of period (000's omitted) ..........   $  87,841     $   100,793     $   200,457     $   15,753     $   7,052
   Ratio of expenses to average net assets (a) (b) ......       2.33%           1.90%           1.63%          2.26%         2.15%
   Ratio of net investment loss to average net assets (c)       (.02)%          (.72)%          (.92)%        (1.47)%       (1.26)%
   Portfolio turnover rate ..............................      27%             50%             23%            48%           53%

* Per share net investment loss and net realized and unrealized gain (loss) on investments have been computed using the average number of shares outstanding. These computations had no effect on net asset value per share. (a) Ratio prior to reimbursement by the Investment Manager was 2.15%, 1.83%, and 2.52% for the years ended December 31, 1997, 1996, and 1995, respectively. (b) Ratio after transfer agent and custodian credits were 2.30%, 1.88%, 1.61% and 2.25% for the years ended December 31, 1998, 1997, 1996 and 1995, respectively. Prior to 1995, such credits were reflected in the ratio. (c) Ratio prior to reimbursement by the Investment Manager was (.97)%, (1.12)%, and (1.73)% for the years ended December 31, 1997, 1996, and 1995, respectively.

Report of Independent Certified Public Accountants

The Board of Directors and Shareholders of Midas Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of Midas Fund, Inc. (formerly Excel Midas Gold Shares, Inc. until August 28, 1995) including the schedule of portfolio investments as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended and financial highlights for the four years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of Excel Midas Gold Shares, Inc. as of December 31, 1994, which include financial highlights for the year then ended, was audited by other auditors whose report dated February 10, 1995, expressed an unqualified opinion on those statements.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Midas Fund, Inc., as of December 31, 1998, and the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for the four years then ended in conformity with generally accepted accounting principles.

TAIT, WELLER & BAKER
Philadelphia, Pennsylvania
January 15, 1999


The Performance Graph shows results of an initial investment of $10,000 in Midas Fund, in the Standard & Poor's 500 Stock Index ("S&P 500"), and in the Morningstar Precious Metals Fund Average ("PMFA") from January 1, 1989 to December 31, 1998. Results in each case reflect reinvestment of dividends and distributions. The S&P 500 is unmanaged and fully invested in common stocks. The PMFA is an equally weighted average of the 22 precious metals funds tracked by Morningstar. The Fund invests primarily in (1) securities of companies involved in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum or other natural resources and (2) gold, silver and platinum bullion. Past performance is not predictive of future performance. Until 8/25/95, the maximum sales charge imposed on purchases of the Fund shares was 4.5%. This sales charge is not reflected in the standardized returns set forth since it has heen discontinued.

                    [Graph Omitted]
                                                                   Average
                  Final Value         Total Return              Annual Return
MIDAS Fund             $7,509              -24.91%                     -2.82%
PMFA                    7,173               -28.27                      -3.27
S&P 500                57,915               479.15                      19.20

Source: Morningstar, Inc.

FUND FEATURES & SERVICES

Investment Objectives
The Fund seeks capital appreciation and protection against inflation, with current income as a secondary goal.

Fund Management
Midas Management Corporation acts as general manager of the Fund and Lion Resource Management Limited serves as subadviser. Kjeld Thygesen is the Fund's portfolio manager. Mr. Thygesen has been Managing Director of the subadviser since 1989 and portfolio manager of the Fund since 1992.

Investment Strategy
Midas Fund invests primarily in the equity securities of established mining companies worldwide. The Fund also invests a smaller portion of its assets in developing companies that offer strong growth potential.

Portfolio Benefits
o Long term growth potential through appreciation in the value of equity securities held in its portfolio. o Diversification for overall stock and bond portfolios seeking a growth investment that can capitalize on favorable trends in the precious metals resource markets. o An inflation hedge is offered by the Fund's international focus on resource opportunities.

Minimum Investments
o            Regular Accounts, $1,000
o            Traditional Deductible IRA, Roth IRA, SEP-IRA,
            SIMPLE IRA, 403(b), $1,000
o           Education IRA, $500
o           Automatic Investment Program, $100
o           Subsequent Investments, $100

ACCOUNT ACCESS

For  Fund  prospectuses  and  other  investment   information,   call  toll-free
1-888-503-FUND   (3863)  For  shareholder  services  by  Investor  Access,  call toll-free

1-888-503-VOICE (8642)
Or, access the Fund on the the web at

www.midasfund.com